EX - 23.2

                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-87950

/S/ ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida
August 2, 1999